UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2020

GENUFOOD ENERGY ENZYMES CORP.

(Exact name of registrant as specified in charter)

Nevada	000-56112	68-0681158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 South Figueroa Street, Suite 4050 Los Angeles, California	90017
(Address of principal executive offices)	(Zip Code)

(213) 330-6770

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03.	Material Modification to Rights of Security Holders.

On June 23, 2020, the Board of Directors of Genufood Energy Enzymes Corp., a Nevada corporation (the “Company”), approved a reverse stock split of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a ratio of 1-for-100 on the effective date of July 6, 2020 (the “Reverse Stock Split”). As a result of the Reverse Stock Split, one share of Common Stock will be exchanged for each 100 shares of Common Stock previously issued.

On June 29, 2020, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is filed herewith as Exhibit 99.1.

Reason for the Reverse Stock Split

The Reverse Stock Split is being effected in order to permit the Company to satisfy contractual obligations to certain persons by issuing them shares of the Company’s Common Stock and to have additional authorized and unissued shares of the Company’s Common Stock available for issuance in connection with potential future capital raising transactions.

Effects of the Reverse Stock Split

Effective Date; Symbol; CUSIP Number. The Reverse Stock Split will become effective with the Secretary of State of the State of Nevada at 9:00 a.m. on July 6, 2020, and with the Financial Industry Regulatory Authority (“FINRA”) and in the marketplace when FINRA approves the Reverse Stock Split following its review of the corporate action taken by the Company authorizing the Reverse Stock Split, which review is currently pending.

The Company filed an Issuer Company-Related Action Notification Form with FINRA on June 25, 2020, requesting approval of the Reverse Stock Split and has requested such approval by FINRA to be effective at the open of business on July 6, 2020 (the “Effective Date”). On the Effective Date, the shares of the Company’s Common Stock will begin trading on a split-adjusted basis. On the Effective Date, the Company’s trading symbol will change to “GFOOD” for a period of 20 business days, after which the “D” will be removed from the Company’s trading symbol, which will revert to the original symbol of “GFOO”. In connection with the Reverse Stock Split, the Company’s CUSIP number will change to 37252L209 with respect to all shares of stock traded or issued on or after the Effective Date.

Split Adjustment; No Fractional Shares. On the Effective Date, the total number of shares of the Company’s Common Stock held by each shareholder will be converted automatically into the number of whole shares of Common Stock equal to (i) the number of issued and outstanding shares of Common Stock held by such shareholder immediately prior to the Reverse Stock Split, divided by (ii) 100.

No fractional shares will be issued, and no cash or other consideration will be paid. Instead, the Company will issue one whole share of the post-Reverse Stock Split Common Stock to any shareholder who otherwise would have received a fractional share as a result of the Reverse Stock Split.

Non-Certificated Shares; Certificated Shares. Shareholders who are holding their shares in electronic form at brokerage firms do not have to take any action as the effect of the Reverse Stock Split will automatically be reflected in their brokerage accounts.

Shareholders holding paper certificates may (but are not required to) send the certificates to the Company’s transfer agent at the address given below. The transfer agent will issue a new share certificate reflecting the terms of the Reverse Stock Split to each requesting shareholder.

VStock Transfer, LLC

18 Lafayette Place

Woodmere, New York 11598

Phone: (212) 828-8436

Facsimile: (646) 536-3179

State Filing. The Company filed a Certificate of Change (the “Certificate”) pursuant to Nevada Revised Statutes (“NRS”) Section 78.209 with the Secretary of State of the State of Nevada on June 24, 2020 with respect to the Reverse Stock Split. The Certificate is not effective until 9 a.m. on July 6, 2020. Under Nevada law, no amendment to the Company’s Articles of Incorporation is required in connection with the Reverse Stock Split. A copy of the Certificate is attached hereto as Exhibit 3.1 and incorporated herein by this reference.

No Shareholder Approval Required. Under Nevada law, because the Reverse Stock Split was approved by the Board of Directors of the Company in accordance with NRS Section 78.207, no shareholder approval is required. NRS Section 78.207 provides that the Company may effect the Reverse Stock Split without shareholder approval if (x) both the number of authorized shares of Common Stock and the number of outstanding shares of Common Stock are proportionally reduced as a result of the Reverse Stock Split (y) the Reverse Stock Split does not adversely affect any other class of stock of the Company and (z) the Company does not pay money or issue scrip to shareholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split. As described herein, the Company has complied with these requirements.

Capitalization. The Company is currently authorized to issue 10,000,000,000 shares of Common Stock. As a result of the Reverse Stock Split, the total number of authorized shares will not change. As of June 23, 2020, there were 9,124,901,879 shares of Common Stock outstanding. As a result of the Reverse Stock Split, there will be approximately 91,249,019 shares of Common Stock outstanding (subject to adjustment due to the effect of rounding fractional shares into whole shares). The Reverse Stock Split will not have any effect on the stated par value of the Common Stock.

Immediately after the Reverse Stock Split, each shareholder’s percentage ownership interest in the Company and proportional voting power will remain virtually unchanged except for minor changes and adjustments that will result from rounding fractional shares into whole shares. The rights and privileges of the holders of shares of Common Stock will be unaffected by the Reverse Stock Split.

All options, warrants and convertible securities of the Company outstanding immediately prior to the Reverse Stock Split will be appropriately adjusted by dividing the number of shares of Common Stock into which the options, warrants and convertible securities are exercisable or convertible by 100 and multiplying the exercise or conversion price thereof by 100.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information required by this Item 5.03 is set forth in Item 3.03 above, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Certificate of Change Pursuant to Nevada Revised Statutes Section 78.209, as filed by Genufood Energy Enzymes Corp. with the Secretary of State of the State of Nevada on June 24, 2020.

99.1	Press Release of Genufood Energy Enzymes Corp. dated June 29, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENUFOOD ENERGY ENZYMES CORP.

Date: June 29, 2020	By:	/s/ Jui Pin Lin
Jui Pin Lin Chief Executive Officer